                                                                    EXHIBIT 99.2



                              SETTLEMENT AGREEMENT

                  THIS AGREEMENT made and entered into this 12th day of July, 2001, (the "Effective Date") by and between Vascular Solutions, Inc., a Minnesota Corporation having an office at 2495 Xenium Lane North, Minneapolis, Minnesota 55441 ("VSI") and St. Jude Medical Puerto Rico B.V., a Dutch corporation having an office at One Lillehei Plaza, St. Paul, Minnesota 55117 and Daig Corporation, a Minnesota corporation having an office at 14901 DeVeau Place, Minnetonka, Minnesota, 55345, (collectively "St. Jude").

                  WHEREAS, St. Jude has filed an action in the U.S. District Court for the District of Minnesota, Case No. 00-1587 RHK/JMM, against VSI alleging that VSI's Duett products and their use infringe one or more claims of U.S. Patent No. 5,275,616 (the " '616" patent), U.S. Patent No. B1 5,275, 616, reexamination certificate, (the "B1 '616" patent), U.S. Patent No. 5,591,205 (the " '205" patent), U.S. Patent No. 5,601,602 (the " '602" patent), and U.S. Patent No. 5,716,375 (the " '375" patent) (the "Minnesota Action");

                  WHEREAS, VSI has alleged that St. Jude has engaged in certain tortious interference and unfair competition; that St. Jude has violated Section 43(a) of the Lanham Act; and that the '616, B1 '616, '205, '602 and '375 patents are unenforceable, invalid and not infringed (the "Minnesota Counterclaims"); and

                  WHEREAS, St. Jude and VSI desire to enter into an agreement and licenses to settle the Minnesota Action and the Minnesota Counterclaims upon the terms and conditions set forth herein.

                  NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

                              Part 1 - Definitions

                  1.1 "St. Jude's Patents" shall mean the '616 patent, the B1 '616 patent, the '205 patent, the '602 patent, the '375 patent, U.S. Patent No. 5,108,421, U.S. Patent No. 5,192,300, and U.S. Patent No. 5,478,352, and any
reissues, reexaminations, extensions thereof or any divisional or continuation applications thereof, or continuation-in-part patent applications thereof entitled to the benefit of a filing date prior to the Effective Date, any patents issuing thereon, and all corresponding foreign patents heretofore or hereafter issued.

                                                                    EXHIBIT 99.2

                  1.2 "VSI's Patents" shall mean U.S. Patent No. 5,383,896 (the " '896" patent), U.S. Patent No. 5,626,601 (the " '601" patent), U.S.
Patent No. 5,868,778 (the " '778" patent), U.S. Patent No. 5,957,952 (the "
'952" patent), and U.S. Patent No. 6,017,359 (the " '359" patent), and any reissues, reexaminations, extensions thereof or any divisional or continuation applications thereof, or continuation-in-part patent applications thereof entitled to the benefit of a filing date prior to the Effective Date, any patents issuing thereon, and all corresponding foreign patents heretofore or hereafter issued.

                  1.3 "Valid Patent" shall mean any of St. Jude's Patents or VSI's Patents which is unexpired and which has not been declared invalid or unenforceable by a decision of the U.S. Patent and Trademark office (the "PTO"), foreign patent office or appropriate administrative agency, or a court of competent jurisdiction which is both unappealed and unappealable.

                  1.4 "Valid Claim" shall mean any claim of an unexpired Valid Patent which has not been declared invalid or unenforceable by a decision of the PTO, foreign patent office or appropriate administrative agency, or a court of competent jurisdiction which is both unappealed and unappealable.

                  1.5 "Licensed Product" shall mean any vascular closure device, the making, using, offering for sale, sale or importing of which, in the absence of a license, would infringe a Valid Claim of a Valid Patent of VSI or any Affiliate thereof (in the case of St. Jude) or of St. Jude or any Affiliate thereof (in the case of VSI).

                  1.6 "Final Determination" shall mean any final determination in respect of St. Jude's Patents or VSI's Patents which is both unappealed and unappealable.

                  1.7 "Affiliates" shall mean any corporation or other entity which, as of the Effective Date, directly or indirectly owns, is owned by or is under common ownership with a party to this Agreement to the extent of at least fifty percent (50%) of the equity having the power to vote on or direct the affairs of the corporation or other entity. Any such corporation or other entity shall be deemed to be an Affiliate only so long as such ownership or control exists.

                  1.8 "Net Sales" shall mean the sum total of all charges invoiced to unafilliated customers of Licensed Products sold by a party and its Affiliates or agents less: (i) normal trade, case discounts and rebates actually allowed; (ii) credits or refunds actually allowed for spoiled, damaged, outdated, or returned goods; (iii) sales and other excise taxes imposed and paid directly

                                                                    EXHIBIT 99.2

with respect to the sale; (iv) invoices which become uncollectible after reasonable means and time for collection; and (v) transportation costs to the extent separately invoiced.


                      Part 2 - Releases and License Grants

                  2.1(a) Each party hereto hereby releases the other and its Affiliates and the customers thereof from liability for any claim of patent infringement each party has or may have in respect of any Licensed Product for which a royalty is paid in accordance with this Agreement.

                  2.1(b) Subject to the royalty obligations of Part 3 hereof, each party hereto hereby grants to the other and its Affiliates an irrevocable, worldwide, non-exclusive license, without the right to grant sublicenses, under VSI's Patents and St. Jude's Patents, respectively, to make, use, sell and offer to sell Licensed Products.

                  2.1(c) No right or license is granted by either party in respect of any registered or common law tradename, trademark, service mark, trade dress or product configuration of each party hereto or anything confusingly similar thereto.

                  2.1(d) Each party shall be responsible to the other for all obligations of its Affiliates in the same fashion and to the full extent that each party is obligated to the other hereunder, including, but not limited to, the payment of royalties due with respect to sales made by Affiliates. A breach by an Affiliate of a party will be treated as a breach by that party.

                  2.1(e) Provided each party hereto adheres to the terms and conditions of this Agreement, VSI, St. Jude and their Affiliates will not, during the term hereof, assert against each other any claim of a Valid Patent not specifically mentioned herein which is entitled, under 35 U.S.C. ss.ss.119, 120 and/or 121, to the benefit of a filing date prior to the Effective Date in respect to any Valid Patent for which royalties are paid under this Agreement.

                  2.1(e)(1) The non-assertion clause of Part 2.1(e) hereof shall not apply to any patent claim which contains an element not disclosed or claimed in any Valid Patent.

                  2.1(f) Each party hereto hereby releases the other and its Affiliates (and its respective officers, directors, employees, agents, and attorneys) from any and all liabilities, claims, causes of action and damages arising from actions of VSI and/or St. Jude prior to the Effective Date hereof, under or in connection with VSI's Counterclaims, filed in the Minnesota Action.

                                                                    EXHIBIT 99.2

                               Part 3 - Royalties

                  3.1(a) In consideration of dismissal of the Minnesota Action and in further consideration of this Agreement, and immediately upon its execution, VSI shall pay a royalty of two and one-half percent (2.5%) of Net Sales of VSI/Affiliate Licensed Products sold by VSI or its Affiliates up to and including June 30, 2001. This shall be no less than $350,000.

                  3.1(b) In further consideration of entering into this Agreement and dismissing the Minnesota Action, royalties shall accrue at the rate of two and one-half percent (2.5%) of Net Sales of Licensed Products sold by VSI or its Affiliates beginning as of July 1, 2001.

                  3.1(c) Upon payment of an aggregate total royalty of three million Dollars ($3,000,000) by VSI to St. Jude, VSI's royalty obligation will cease and the license will be paid-up and will continue royalty-free.

                  3.2(a) It is agreed that St. Jude does not currently make, use or sell a Licensed Product. If St. Jude chooses to begin to sell a Licensed Product, it will notify VSI in accordance with the notice provisions of this Agreement. In consideration of this Agreement, and after notice to VSI of sales of Licensed Product, St. Jude shall pay a royalty of two and one-half percent (2.5%) of Net Sales of Licensed Products sold by St. Jude or its Affiliates.

                  3.2(b) Upon payment of an aggregate total royalty of three million Dollars ($3,000,000) by St. Jude to VSI, St. Jude's royalty obligation will cease and the license will be paid up and will continue royalty-free.

                  3.3 Neither party shall be obligated to pay maintenance fees or annuities for any patent licensed hereunder. Neither party shall be obligated to pay royalties hereunder in respect of any patent of VSI's Patents or St. Jude's Patents which has not been maintained by failure to pay maintenance fees or annuities. Any such failure by either party will not be grounds to terminate any license granted under this Agreement. Neither party shall be obligated to pay royalties on any patent that is no longer a Valid Patent.

                  3.4 Royalty payments hereunder shall be made in U.S. Dollars regardless of where Licensed Product is made or sold and notwithstanding currency restrictions or regulations in any country where Licensed Product is sold. Net Sales in other than U.S. Dollars will be

                                                                    EXHIBIT 99.2

converted to U.S. Dollars for determining the royalty on the last day of the period for which royalties are accrued, and shall be payable at the exchange rate published in the Wall Street Journal, Western Edition on said last day of each respective quarter.

                  3.5 Royalty payments (with the exception of VSI's one-time payment for past sales as set forth in Section 3.1(a)) shall be made on a calendar quarter basis. Each quarterly payment hereunder shall be made within thirty (30) days of the last day of each quarter. All royalty payments made under any provision of this Agreement shall be accompanied by a report certified by the paying party setting forth separately the Net Sales of all Licensed Products sold during the period covered by each such report.

                  3.6 Royalties shall be payable only once with respect to the same unit of Licensed Product regardless of the number of claims of VSI's or St. Jude's Patents pertaining thereto.

                  3.7 Each party obligated to pay a royalty, and its Affiliates, shall keep and maintain records of sales of Licensed Products. Such records shall be open to inspection at any reasonable time during normal business hours not more often than once each calendar year within two (2) years after the royalty period to which such records relate, by an independent Certified Public Accountant selected by a party to whom the other party or its Affiliates have no reasonable objection and at the expense of the party selecting said Certified Public Accountant, who shall have the right to examine and make abstracts of the records kept pursuant to the Agreement and report findings of said examination of records to the party requesting inspection insofar as it is necessary to evidence any mistake or impropriety on the part of the examined party. Said public accountant shall treat as confidential and shall not disclose to the party requesting inspection any information other than information which shall be given to the party requesting inspection pursuant to any provision of this Agreement. It is not reasonable to object to a party's choice of an independent Certified Public Accountant merely on the basis that the independent Certified Public Accountant provides other accounting or audit services to a party.

                  3.8 If an audit conducted pursuant to Part 3.7 hereof reveals a discrepancy in royalty payments by the examined party, any underpayment shall be paid with interest within thirty (30) days after the Accountant's report. Any overpayment shall be refunded within the same time period. If any underpayment is greater than five percent (5%) of the amount due, it shall be paid with interest (in accordance with Paragraph 3.9) plus a ten percent (10%) surcharge of that portion of the underpayment which is in excess of five percent (5%) of the amount actually due.

                                                                    EXHIBIT 99.2

                  3.9 Notwithstanding each party's right to terminate for breach under Part 9.2(a) hereof, late royalty payments hereunder will bear interest at the rate of one percent (1%) per month.

                                Part 4 - reserved

                   Part 5 - Dismissal of the Minnesota Action

                  5.1 Upon Execution of this agreement, the parties will stipulate to consent judgment in substantially the form attached hereto as Appendix A hereof. St. Jude will submit the Consent Judgment to the court in the Minnesota Action. St. Jude and VSI agree to perform all reasonable acts necessary to effect entry of the Consent Judgment by the Court.

                                Part 6 - reserved

                     Part 7 - Representations and Warranties

                  7.1    Each party hereto hereby represents and warrants:

                         (i) that each party has the right to enter into this
Agreement, to grant the releases and rights granted herein and does not require the consent of any third party to grant the releases and rights granted herein;

                         (ii) that each party is not currently engaged in, nor
will it engage in, any activity which would in any manner be inconsistent with the releases and rights granted herein;

                         (iii) that the execution and delivery of this Agreement
by each party has been duly and validly authorized by all necessary action on the part of each party and any party from whom it derives its rights and that, assuming valid execution by each party, this Agreement is a valid and binding obligation of each party enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and rules or laws concerning equitable remedies; and,

                                                                    EXHIBIT 99.2

                         (iv) that execution and delivery of this Agreement by
each party, or compliance with the terms and provisions hereof, will not breach any statute or regulation of any governmental authority or conflict with or breach any judgment, order, injunctive decree, or ruling of any court or governmental authority, domestic or foreign, to which each party is subject or of the articles or by-laws of each party.

                  7.2 Neither party warrants the validity or enforceability of any patent licensed hereunder. Neither party warrants that practicing an invention licensed hereunder does not infringe third-party patents. Specifically, St. Jude licenses vascular closure subject matter from Kensey Nash Corporation ("Kensey-Nash"). No implied license or sublicense is granted herein to any right derived by St. Jude from Kensey-Nash or any other entity not expressly a party to this Agreement.

                                Part 8 - Marking

                  8.1 After exhausting existing inventories of Licensed Product and labels therefor, if any, each party hereto shall use reasonable efforts to promptly comply with 35 U.S.C. ss.287 by marking, and/or by causing its Affiliates to mark, all Licensed Products with the patent numbers of VSI's Patents and St. Jude's Patents which cover the Licensed Products in question.

                       Part 9 - Term and Early Termination

                  9.1 Unless sooner terminated as herein provided, this Agreement shall continue in full force and effect commencing with the Effective Date until the expiration of the last-to-expire of VSI's Patents (in the case of license to St. Jude) and St. Jude's Patents (in the case of license to VSI). Upon termination hereunder, no party shall have a royalty obligation exceeding two and one-half percent (2.5%) of total Net Sales, notwithstanding an aggregate payment of less than three million Dollars ($3,000,000).

                  9.2(a)   Either party may terminate the license it has granted
to the other party upon the breach of any of the terms herein contained by the other party upon ninety (90) days written notice, provided, however, that if during said ninety (90) days the party so notified cures the breach complained of, this Agreement shall continue in full force and effect.

                  9.2(b)   In the event the license of one party hereto is
terminated as provided in Part 9.2(a), the defaulting party shall promptly make an accounting to the non-defaulting party of the inventory of Licensed Products which it and its Affiliates have on hand as of the date of such termination. The defaulting party and its Affiliates shall then have the right, for a period of six

                                                                    EXHIBIT 99.2

(6) months after said termination, to sell such inventory provided that the Net Sales thereof shall be subject to the royalty rates set forth above and so payable to the non-defaulting party.

                  9.2(c)   In the event that further lawful performance of this
Agreement or any part hereof by either party is rendered impossible by or as a consequence of any law, regulation, order, rule, direction, priority, seizure, allocation, requisition, or any other official action by any department, bureau, board, administration or other instrumentality or agency or any government or political subdivision thereof having jurisdiction over such party, such party shall not be considered in default hereunder by reason of any failure to perform occasioned thereby.

                          Part 10 - General Provisions

                  10.1 Except as required by law or order of a court of competent jurisdiction, VSI and St. Jude shall keep this Agreement and its terms confidential. Neither party shall originate any publicity, news release, or other public announcement, written or oral, whether to the public press, to stockholders, or otherwise, relating to this Agreement, to any amendment thereto or to performance hereunder, or the existence of an arrangement between the parties without the prior written approval of the other party. Neither party hereto shall use the name of the other (or any variant thereof) in any advertising, packaging or other promotional material in connection with the sale of Licensed Products. If by operation of law, a party is required to disclose any part of this Agreement, notice shall be given to the other as far in advance as is practicable. Any portion of the Agreement not required to be disclosed must be redacted prior to disclosure.

                  10.2 Neither party shall unreasonably withhold its consent or agreement when such consent or agreement is required hereunder or is requested in good faith by the other party hereunder.

                  10.3 This Agreement is unassignable by either party except with the prior written consent of the other and except that it may be assigned without consent to a corporate successor of VSI or St. Jude or to a person or corporation acquiring all or substantially all of the business and assets of the division or divisions of VSI or St. Jude involved in the sale of Licensed Products. Any such corporate successor or acquiring party shall be bound to VSI or St. Jude in the same manner and to the full extent each party is bound to the other hereunder.

                  10.4 All notices to be given by each party to the other shall be made in writing, transmitted via facsimile and confirmed by U.S. Post Office Registered or Certified Mail, return

                                                                    EXHIBIT 99.2

receipt requested, and addressed, respectively, to the parties at the following addresses, or to such other address as the parties hereafter agree to:

To VSI:

                  Howard C. Root, President
                  Vascular Solutions, Inc.
                  2495 Xenium Lane North
                  Minneapolis, Minnesota 55441

                           Facsimile No. (763) 656-4250

with copies to:

                  James W. Geriak
                  Lyon & Lyon LLP
                  1900 Main Street, 6th Floor
                  Irvine, California 92614

                           Facsimile No. (949) 567-6600


To St. Jude:

                  David W. Adinolfi, President
                  Daig Corporation
                  14901 DeVeau Place
                  Minnetonka, Minnesota 55435

                           Facsimile No. 952-352-9746

with copies to:

                  Kevin T. O'Malley, General Counsel
                  St. Jude Medical, Inc.
                  One Lillehei Plaza
                  St. Paul, Minnesota 55117

                           Facsimile No. 651-490-4333

                                                                    EXHIBIT 99.2

Each notice shall be effective as of its first date of receipt by the receiving party.

                  10.5(a) This Agreement constitutes the entire agreement between the parties and supersedes all written or oral prior agreements or understandings. No variation or modification of the terms or provisions of this Agreement shall be valid unless in writing and signed by the parties hereto.

                  10.5(b) No rights or licenses are granted by VSI under this Agreement to St. Jude, or by St. Jude to VSI, either expressly or by implication, except those specifically set forth herein.

                  10.5(c) Waiver by VSI or St. Jude of any single default or breach or succession of defaults or breaches by the other shall not deprive VSI or St. Jude of any right to terminate this Agreement arising out of any subsequent default or breach.

                  10.5(d) All matters affecting the interpretation, validity and performance of this Agreement shall be governed by the laws of the state of Minnesota applicable to agreements made and to be performed wholly within Minnesota, but the scope and validity of VSI's Patents or St. Jude's Patents shall be governed by the applicable laws of the country granting the patent in question.

                  10.6 The captions herein are solely for convenience of reference and shall not affect the construction or interpretation of this Agreement.

                  10.7 The covenants, terms and provisions of this Agreement (including, without limitation, the non-assertion provisions of Part 2.1(e) hereof) will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

                  10.8 This Agreement may be executed separately or independently in any number of counterparts, each and all of which together shall be deemed to have been executed simultaneously and for all purposes to be one Agreement. Facsimile signatures shall constitute original, binding signatures.

                                                                    EXHIBIT 99.2

                  IN WITNESS WHEREOF, VSI and St. Jude have caused this Agreement to be executed in duplicate by their respective duly authorized officers.


                                            St. Jude Medical Puerto Rico B.V.



Date:  July 12, 2001                        By  /s/ Kevin T. O'Malley
       -------------                          -------------------------

                                            Its: Director
                                            Name:  Kevin T. O'Malley



                                            Daig Corporation



Date: July 12, 2001                         By  /s/ David W. Adinolfi
      -------------                           -----------------------

                                            Its: President
                                            Name:  David W. Adinolfi


                                            Vascular Solutions, Inc.



Date: July 12, 2001                         By /s/ Howard C. Root
      -------------                           -------------------

                                            Its: President
                                            Name:  Howard C. Root

                                                                    EXHIBIT 99.2


                                   Appendix A

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF MINNESOTA
                                 THIRD DIVISION

ST. JUDE MEDICAL, PUERTO RICO, B.V.                 )
                  and                               )
DAIG CORPORATION                                    )
                                                    )
         Plaintiffs/Counterclaim-Defendants,        )
                                                    )        CIVIL ACTION NO.
                  v.                                )        00-1587 RHK/JMM
                                                    )
VASCULAR SOLUTIONS, INC.                            )
                                                    )
         Defendant/Counterclaim-Plaintiff.          )


                                CONSENT JUDGMENT

         As a result of Plaintiffs and Defendant having executed a Settlement Agreement and upon the joint motion of the parties for entry of a Consent Judgment, the following Consent Judgment shall be in full force and effect from this date forward.

         IT IS THEREFORE ORDERED, ADJUDGED, AND DECREED that:

         1. The Court has jurisdiction over the parties and the subject matter of this action.

         2. U.S. Patent Nos. 5,275,616; B1 5,275,616; 5,591,205; 5,601,602; and
5,716,375 are valid and enforceable.

                                                                    EXHIBIT 99.2

         3. The Duett device manufactured and sold by Vascular Solutions infringes at least one claim of each of U.S. Patent Nos. 5,275,616; B1 5,275,616; 5,591,205; 5,601,602; and 5,716,375.

         4. All counterclaims and defenses raised in this action by Defendant are dismissed with prejudice.

         5. Defendant acknowledges that U.S. Patent Nos. 5,275,616; B1 5,275,616; 5,591,205; 5,601,602; and 5,716,375 are valid and enforceable, and that it is precluded from challenging, directly or indirectly, the validity or enforceability of these patents in any court or tribunal or in the U.S. Patent and Trademark Office.

         6. This Court retains jurisdiction to enforce this Order and Judgment and the Settlement Agreement.

         7. Each party shall bear its own costs, fees and expenses.

         8. This Consent Judgment and the Settlement Agreement of which it is a part, shall be in full and final satisfaction of all claims based on or arising out of the allegations pled by Plaintiffs St. Jude Medical Puerto Rico B.V. and Daig Corporation against Defendant Vascular Solutions, Inc. in this litigation, and all claims based on or arising out of the allegations pled by Defendant against Plaintiffs.

                                                                    EXHIBIT 99.2

Dated:  July____,   2001                 CONSENT BY ST. JUDE
                                         MEDICAL AND DAIG
                                         CORPORATION



                                         By:___________________________

                                             Richard L. Stroup
                                             Christine E. Lehman
                                             Jemy Soegeng
                                             FINNEGAN, HENDERSON,
                                             FARABOW, GARRETT &
                                             DUNNER, LLP
                                             1300 I Street, N.W.
                                             Washington, D.C.  20005-3315
                                             (202) 408-4000

                                             Lawrence J. Field
                                             LEONARD, STREET &
                                             DEINARD, P.A.
                                             150 South Fifth Street
                                             Suite 2300
                                             Minneapolis, MN  55402
                                             (612) 335-1500
                                             Attorneys for Plaintiffs St. Jude
                                             Medical, B.V. and
                                             Daig Corporation




Dated:  ______________, 2001             CONSENT BY VASCULAR
                                         SOLUTIONS, INC.


                                         By:___________________________

                                              John Kappos
                                              James Geriak
                                              LYON & LYON, LLP
                                              1900 Main Street, Sixth Floor
                                              Irvine, CA 92614

                                                                    EXHIBIT 99.2

                                              Scott A. Benson
                                              BRIOL & ASSOCIATES
                                              80 South 8th Street, Suite 3905
                                              Minneapolis, MN 55402

                                              Attorneys for Defendant
                                              Vascular Solutions, Inc.


                                                Dated:  ______________, 2001




                IT IS SO ORDERED, ADJUDGED
                AND DECREED


_______________________________

UNITED STATES DISTRICT JUDGE